SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Next, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEXT, INC.

7625 Hamilton Park Drive

Suite 12

Chattanooga, Tennessee 37341

October 5, 2004

Dear Stockholder:

On behalf of the Board of Directors and Management of Next, Inc. (the “Company”), I cordially invite you to the Annual Meeting of Stockholders to be held on October 26, 2004, at 10:30 a.m. at Hilton Garden Inn located at 2342 Shallowford Village Drive, Chattanooga, Tennessee 37421.

At the Annual Meeting, the stockholders will consider and vote upon the election of directors, the ratification of the appointment of the Company’s independent auditors, the authorization of the reservation of 1,000,000 shares of common stock of the Company to be issued under the Next, Inc. 2002 Stock Option Plan, and the adoption of the Amended and Restated Bylaws of Next, Inc.

The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors and other information concerning the Annual Meeting.

A proxy card is enclosed, and you are urged to complete, sign and return it as soon as possible in the enclosed, postage-prepaid envelope. If you attend the Annual Meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Chief Financial Officer of the Company prior to or at the time of the Annual Meeting.

Your continued support of the Company is very important. I look forward to welcoming you at the meeting.

Sincerely,

Ronald J. Metz Chairman of the Board of Directors

NEXT, INC.

7625 Hamilton Park Drive

Suite 12

Chattanooga, Tennessee 37341

NOTICE OF MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 26, 2004

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Next, Inc., a Delaware corporation (the “Company”), will be held at Hilton Garden Inn located at 2342 Shallowford Village Drive, Chattanooga, Tennessee 37421, on October 26, 2004, beginning at 10:30 a.m. local time, for the following purposes:

1.	Elect Directors. To elect four (4) individuals to the Board of Directors.

2.	Ratification of Appointment of Accounting Firm. To ratify the appointment of Tauber & Balser, P.C. as independent auditors of the Company for the fiscal year ending November 30, 2004.

3.	Reservation of Shares for Stock Option Plan. To authorize the reservation of 1,000,000 shares of common stock of the Company to be issued under the Next, Inc. 2002 Stock Option Plan.

4.	Adoption of Amended and Restated Bylaws. To adopt Amended and Restated Bylaws of Next, Inc.

5.	Other Business. To transact such other or further business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement attached to this Notice.

Only stockholders of record at the close of business on September 24, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof.

All stockholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Chief Financial Officer of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Chattanooga, Tennessee October 5, 2004	Ronald J. Metz Chairman of the Board of Directors

YOU ARE ENCOURAGED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT, AT YOUR EARLIEST CONVENIENCE, YOU PLEASE COMPLETE, DA TE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED REPLY ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

OF

NEXT, INC.

TO BE HELD ON

OCTOBER 26, 2004

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the stockholders (the “Stockholders”) of Next, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) from holders of the outstanding shares of the common stock, $0.001 par value per share, of the Company (the “Common Stock”) for use at the meeting of the Stockholders to be held at The Hilton Garden Inn located at 2342 Shallowford Village Drive, Chattanooga, Tennessee 37421, on Tuesday, October 26, 2004 at 10:30 a.m. local time and at any adjournment or postponement thereof (the “Annual Meeting”).

The Board has fixed the close of business on September 24, 2004 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. Each share of the Common Stock entitles the holder thereof to one vote. As of September 24, 2004 there were issued and outstanding 15,011,327 shares of Common Stock.

Proxies for the Annual Meeting are hereby being solicited on behalf of the Company. In connection with the solicitation of proxies, the Board has designated Mr. William B. Hensley III as their proxy. Shares represented by all properly executed proxy cards received in time for the meeting (the “Proxy Shares”) will be voted at the Annual Meeting in accordance with the directions on such proxies. If no directions are specified, the Proxy Shares will be voted (a) “FOR” the election of the four (4) persons specified as nominees for directors of the Company; (b) “FOR” the ratification of the Company’s appointment of Tauber & Balser, P.C. as independent auditors; (c) “FOR” the authorization of the reservation of 1,000,000 shares of common stock of the Company to be issued under the Next, Inc. 2002 Stock Option Plan; (d) “FOR” the adoption of the Amended and Restated Bylaws of Next, Inc.; and (e) in the best judgment of the person named in the enclosed proxy in connection with the transaction of such other business as may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. Should any director nominee named herein become unable or unwilling to serve if elected, it is intended that the Proxy Shares will be voted for the election, in his or her stead, of such other person as the Board may recommend.

You may revoke the proxy by providing written notice to the Chief Financial Officer of the Company at any time prior to the exercise of the authority granted thereby or by attending the Annual Meeting and electing to vote in person.

This Proxy Statement is dated October 5, 2004 and it and the accompanying notice and form of proxy are first being mailed to the Stockholders on or about October 5, 2004. All costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation will be paid by the Company.

The presence in person or by proxy of the holders of a majority of the shares of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as election inspector for the meeting. The election inspector will treat Proxy Shares that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but are not counted as for or against any proposal. In those instances where shares are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will be counted as present for quorum purposes. Broker non-votes will not be counted as votes for or against any proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Set forth below is information, as of September 22, 2004, with respect to beneficial ownership by (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each director and nominee of the Company, (c) each executive officer named in the compensation tables below and the Company’s Chief Executive Officer and Chief Financial Officer, and (d) all beneficial owners, directors and executive officers of the Company as a group. Unless otherwise indicated below, to the Company’s knowledge, all persons listed below have the sole voting and investment power with respect to their shares of Common Stock (except to the extent that authority is shared by spouses under applicable law) and all shares of Common Stock are held directly.

Name and Address of Beneficial Owner	Description	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock
William B. Hensley III (a) 1295 Vernon Street Wabash, Indiana 46992	Director, President, Chief Executive Officer, Beneficial Owner	3,000,000	20.0%
Ronald J. Metz 2366 West Boulevard Kokomo, Indiana 46902	Chairman of the Board, Director	40,000	*
Salvatore Geraci 1400 Williams Street Chattanooga, Tennessee 37408	Director	40,000	*
G. Michael Cross 720A Crescent Road Nashville, Tennessee 37205	Director	40,000	*
Charles L. Thompson (b) 7625 Hamilton Park Drive, Suite 12 Chattanooga, Tennessee 37341	Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Beneficial Owner	1,050,000	7.0%
David C. Gleason 1295 Vernon Street Wabash, Indiana 46992	Executive Vice President Operations of Blue Sky Graphics, Inc.	100,000	*
Dan F. Cooke (c) 6430 Cobble Lane Harrison, Tennessee 37341	Beneficial Owner	3,000,000	20.0%
All directors and executive officers as a group (6) persons		4,270,000	28.4%

*	Signifies less than one percent.

Notes:

(a)	Based on a holdings report on Schedule 13D filed pursuant to the Exchange Act which indicates that The William B. III and Cindy S. Hensley Family Limited Partnership (the “Hensley Partnership”) has sole voting and dispositive power of all of those shares. The Hensley Partnership is controlled by William B. Hensley III.

(b)	Based on a holdings report on Schedule 13D filed pursuant to the Exchange Act which indicates that Charles L. Thompson has sole voting and dispositive power of all those shares

(c)	(Based on an amended Schedule 13D filed pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) which indicated that Mr. Cooke has sole voting and dispositive power of all of those shares.

PROPOSALS

I. ELECTION OF DIRECTORS

The Board has named William B. Hensley III, Salvatore Geraci, G. Michael Cross and Ronald J. Metz to stand for election as directors at the Annual Meeting. Should anyone or more of these nominees become unable to serve for any reason, or choose not to serve, the Board may designate a substitute nominee or nominees (in which event the persons named in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located or by resolution provide for a lesser number of directors. Each director elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. Directors will be elected by a plurality of the votes cast at the annual meeting at which a quorum is present.

NOMINEES

Set forth below with respect to the directors and nominees for director of the Company is information regarding their business experience during the past five years and other information. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THESE NOMINEES AS DIRECTORS OF THE COMPANY.

Name	Age	Principal Occupation
Ronald J. Metz	45

Mr. Metz has been a director of the Company since February of 2002 and Chairman of the Board since November 2003. Since 1987, Mr. Metz is a senior partner with the accounting firm of Bucheri McCarty & Metz LLP.

William B. Hensley III	55

Mr. Hensley has served as a director of the Company and as its Chief Operating Officer since February 2002, and as its Chief Executive Officer since November 2003. Between 1989 and 1997, respectively, and 2001, Mr. Hensley was a principal owner and executive officer of Blue Sky Graphics, Inc. and Next Marketing, Inc.

Salvatore Geraci	57

Mr. Geraci has been a director of the Company since February 2002. Since 1997, Mr. Geraci has been a principal of Evergreen Management, Inc., a provider of tax, estate, retirement and investment planning. Mr. Geraci also serves as an adjunct professor of accounting and finance at the University of Tennessee at Chattanooga.

G. Michael Cross	56	Mr. Cross has been a director of the Company since February 2002. Since August 2002, Mr. Cross has served as an investor consultant at Van Hedge Fund Advisors International, LLC. From November 2000 to September 2001, Mr. Cross was the director of business development for Wealth Port, Inc., an internet financial services company. From March 2000 to August 2000, Mr. Cross was the director of business development for Fundraisingfo.com. From March 1997 to March 2000. Mr. Cross was a business consultant for CAO, LLC, a regional consulting firm.

II. RATIFICATION OF AUDIT COMMITTEE’S SELECTION OF INDEPENDENT ACCOUNTANTS

The Company’s Audit Committee has appointed Tauber & Balser, P.C. (“T&B”) as the independent certified public auditors for the Company and its subsidiaries for the fiscal year ending November 30, 2004. T&B has served as independent auditor for the Company since November, 2002. T&B has advised the Company that neither T&B nor any of its partners have any direct or material interest in the Company and its subsidiaries except as auditors and independent certified public accountants of the Company and its subsidiaries.

A representative of T &B will be present at the Annual Meeting and will be given the opportunity to make a statement on behalf of T &B if he or she so desires. The T &B representative will also be available to respond to appropriate questions from the Stockholders.

The affirmative vote of the holders of shares of Common Stock representing a majority of the votes represented at the Stockholder’s Meeting, at which a quorum is present, is required to ratify the appointment of T &B as independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF TAUBER & BALSER, P.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2004.

III. AUTHORIZATION OF THE RESERVATION OF 1,000,000 SHARES OF COMMON STOCK OF THE COMPANY TO BE ISSUED UNDER THE NEXT, INC. 2002 STOCK OPTION PLAN

The Board has approved, and is recommending to the Stockholders, that 1,000,000 shares of Common Stock be reserved for issuance to employees, officers and directors of, and consultants and advisors to, the Company and its subsidiaries under the Next, Inc. 2002 Stock Option Plan (the “Plan”). The Plan is administered by a Plan Committee constituted of two non-employee directors that are appointed by the Board. The Plan Committee has full power and authority to designate the recipients of the options and to determine the terms and conditions of the respective options (which need not be identical). The Plan Committee has at this time not made and determinations with respect to option recipients or the terms and conditions of any options to be issued. Except as actually awarded, no options would have been granted in prior periods.

Eligible for receipt of options are approximately one hundred and twenty employees, four directors, three officers and two consultants and advisors. As of September 24, 2004, the Company had issued options for 634,500 shares of Common Stock to employees, officers and directors of, and consultants and advisors to, the Company and its subsidiaries under the Plan that have not been exercised. Options for an additional 55,500 shares of Common Stock are currently available for future issuance.

The Plan is intended as an incentive to retain the employ of officers, directors and employees of, and consultants and advisors to, the Company and its subsidiaries that are persons of training, experience and ability, to attract new employees, directors, officers, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship, and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries.

The affirmative vote of the holders of shares of Common Stock representing a majority of the votes represented at the Stockholder’s Meeting, at which a quorum is present, is required to authorize the reservation of 1,000,000 shares of Common Stock under the Next, Inc. 2002 Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUTHORIZATION OF THE RESERVATION OF 1,000,000 SHARES OF COMMON STOCK OF THE COMPANY TO BE ISSUED UNDER THE NEXT, INC. 2002 STOCK OPTION PLAN

IV. ADOPTION OF THE AMENDED AND RESTATED BYLAWS OF NEXT, INC.

The Board has approved, and is recommending to the Stockholders for adoption, the Amended and Restated Bylaws of Next, Inc. The Amended and Restated Bylaws are attached as Exhibit A to this Proxy Statement.

The Board has recommended the Amended and Restated Bylaws to the Stockholders for purposes of updating the Company’s current bylaws and ensure compliance with the Securities and Exchange Act of 1934 and applicable rules and regulations promulgated thereunder and the Delaware General Corporation Law. Some provisions of the Amended and Restated Bylaws may be considered to have anti-takeover effects which may hinder or prevent a tender offer, proxy contest, or other attempted takeover that stockholders may consider to be in their best interest. Those provisions may allow the Board to defend against an attempted transaction that might otherwise result in payment of a premium over the market price of our common stock. The following is a summary description of certain sections of the Amended and Restated Bylaws:

The Amended and Restated Bylaws provide that special meetings of the stockholders may be called by the Board, the Chairman of the Board or the President, including upon the written request of stockholders at least twenty-five percent (25%) of the shares of the Corporation. Furthermore, that any stockholder action must be effected at a duly called annual or special meeting and may not be effected by written consent in lieu of a meeting.

The Amended and Restated Bylaws provide that the number of directors of the Corporation shall be not less than three (3) nor more than ten (10). Furthermore, the stockholders have the power to increase or decrease the number of directors within those limitations and to elect such directors at any annual or special meeting. The directors have the power to increase or decrease their own number within those limitations provided that no such decrease would terminate or shorten the term of office of any director then in office. If the number of directors is increased by the Board, the additional directors may be elected by a majority of the directors in office at the time. Any vacancy occurring in the Board by reason of the death, resignation, retirement, disqualification or removal from office of any director with or without cause or an increase in the number of directorships, or otherwise, may be filled by a majority of all of the directors then in office, although less than a quorum. Each director elected to fill a vacancy shall serve until the expiration of the term of his predecessor or, if there is no predecessor, until the next succeeding annual meeting of stockholders. Nominations for directors in the case of an annual meeting of stockholders must generally be received by the Corporation not later than the close of business on the ninetieth day nor earlier than the opening of business on the one hundred and twentieth day before the anniversary date of the most recent annual meeting.

For the purpose of determining the stockholders entitled to notice of, or to vote at any meeting of stockholders, or to express consent to or dissent from any proposal without a meeting, or to receive notice that any such corporate action was taken without a meeting or for the purpose of determining the stockholders entitled to receive payment of any dividend or the allotment of any rights, or to exercise any rights in respect of any conversion or exchange of stock or for the purpose of any other lawful action affecting the interests of stockholders, the Board may fix, in advance, a date as the record date for any such determination of stockholders. Generally, such date shall be not be more than sixty nor less than ten days before the date of any such meeting nor more than sixty days before any such other actions.

The Corporation, to the fullest extent authorized or permitted by applicable law, shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent. Any such person shall generally also have the right to be paid by the Corporation the expenses (including, without limitation, attorneys’ fees) incurred in defending, testifying, or otherwise participating in any such proceeding in advance of its final disposition.

The Bylaws may be amended or repealed, and new bylaws may be adopted, by vote of the stockholders or by resolution adopted by a majority of the whole Board; provided, however, that any bylaw or amendment to the bylaws so adopted by the Board may be amended or repealed, and any bylaw so repealed by the Board may be reinstated, by vote of the stockholders.

The foregoing summary of the proposed Amended and Restated Bylaws is qualified in its entirety by the complete text of the Amended and Restated Bylaws attached hereto as Exhibit A.

The affirmative vote of the holders of shares of Common Stock representing a majority of the votes represented at the Stockholder’s Meeting, at which a quorum is present, is required to adopt the Amended and Restated Bylaws of Next, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED BYLAWS OF NEXT, INC.

EXECUTIVE COMPENSATION

Under rules established by the Securities and Exchange Commission (the “SEC”), the Company is required to provide certain data and information regarding the compensation and benefits provided to its Chief Executive Officer and other executive officers, including the four other most highly compensated executive officers who receive more than $100,000 in annual compensation (the “Executive Officers”). The disclosure requirements for the Executive Officers include the use of tables.

Summary Compensation Table.

The following table sets forth certain information concerning compensation paid or accrued to our executive officers for services rendered to the Company during the fiscal years ended November 30, 2003 and 2002.

	Annual Compensation					Long Term Compensation
				Awards				Payouts
Name and Principal Position	Year (1)	Salary ($)	Bonus ($)	Other Annual Comp ($)		Restricted Stock Awards ($)	Securities Underlying Options/SARs	LTIP Payout ($)	All Other Comp. ($)
Dan F. Cooke, Former	2002	—	—	$12,000	(2)	—	—	—	—
Chairman & CEO	2003	—	—	$14,000	(3)	—	—	—	—
David Gleason, EVP –	2002	$111,746	—	$9,000	(2)	—	50,000	—	—
Operations (4)	2003	$115,000	$3,750	$9,000	(2)	—	50,000	—	—
William B. Hensley, CEO,	2002	—	—	$12,000	(2)	—	—	—	—
President, COO	2003	$82,500	—	$9,000	(2)	—	—	—	—
Charles L. Thompson, CFO	2002	$91,667	—	$10,000	(2)	—	300,000	—	—
	2003	$106,664	—	$12,000	(2)	—	—	—	—

(1)	Neither officer was employed by the Company prior to the fiscal year ending November 30, 2002.

(2)	Automobile allowance

(3)	Automobile allowance and IRA contribution

(4)	Executive Vice President of Operations of Blue Sky Graphics, Inc.

Option/SAR Grants in 2003

	Individual Grants
Name	Number of Securities Underlying Options/SAR’s Granted (#)	% of Total Options/SAR’s Granted to Employees in Fiscal Year	Exercise or Base Price ($/share)	Expiration Date
David C. Gleason	50,000	50%	$1.01	12/19/2008

Executive Employment Agreements

The Company entered into an employment agreement with Mr. William B. Hensley III effective as of December 1, 2003 and continuing for a period of three years. Thereafter, the term of the agreement will automatically renew for an additional three-year period. The agreement provides for an annual base salary of $120,000. Mr. Hensley is entitled to such bonus or incentive compensation and awards of stock options under the Company’s stock option plan as may be determined by the Compensation Committee of the Board of Directors. Mr. Hensley is entitled to certain compensation upon the termination of his employment. Mr. Hensley is also entitled to certain compensation upon a change of control of the Company. The agreement requires Mr. Hensley to devote his full time and attention to the business and affairs of the Company, and obligates him not to engage in any investments or activities which would compete with the Company during the term of the agreement.

The Company entered into an employment agreement with Mr. Charles L. Thompson effective as of April 7, 2003 and continuing through January 3, 2006. The agreement provides for an annual base salary of $110,000 per annum until January 4, 2004 and a base salary of $120,000 for the remainder of the term of the agreement. Mr. Thompson is entitled to receive such bonus or bonuses as may be awarded to him by the Board of Directors based upon certain subjective criteria as established from year to year. The agreement requires Mr. Thompson to devote his full time and attention to the business and affairs of the Company, and obligates him not to engage in any investments or activities which would compete with the Company during the term of the agreement.

The Company entered into an employment agreement with Mr. David C. Gleason effective as of December 19, 2001 and continuing for a period of five years thereafter. The agreement provides for an annual base salary of $115,000. Mr. Gleason is entitled to receive such bonus or bonuses as may be awarded to him by the Board of Directors based upon certain subjective criteria as established from year to year. The Agreement requires Mr. Gleason to devote his full time and attention to the business and affairs of the Company, and obligates him not to engage in any investments or activities which would compete with the Company during the term of the Agreement.

Equity Compensation Plan Information.

The following table represents all stock options that have been issued by the Company as of September 24, 2004:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plan approved by security holders:	634,500	$0.65	55,500

Total:	634,500	$0.65	55,500

The table represents options issued pursuant to the 2001 Stock Option Plan (the “Plan”) of the Company’s predecessor. The Plan and all options granted thereunder have been assumed by the Company. Pursuant to the terms of the Plan, any previously granted options to acquire shares of common stock of the Company’s predecessor were replaced with options to acquire shares of the Company’s Common Stock.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Meetings of the Board of Directors

The Board held four meetings and acted by unanimous written consent fourteen times during the fiscal year ended November 30, 2003. All directors of the Company attended the meeting held by the Board of Directors of the Company during the fiscal year. The Board established an audit committee and a compensation committee on March 4, 2003, at which time an audit committee charter and a compensation committee charter were adopted by the Board. The Audit Committee’s members are G. Michael Cross and Salvatore Geraci. The Compensation Committee’s members are G. Michael Cross and Ronald J. Metz.

The Board is comprised of three non-employee directors: G. Michael Cross, Salvatore Geraci and Ronald J. Metz. All three directors are “independent directors,” as defined by Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. The Board has determined that Mr. Geraci qualifies as an “audit committee financial expert” as defined by Item 401 (e) of Regulation S-B.

Compensation of Directors

As compensation for their services as members of the Board, the Company issued the independent board members stock options to purchase an aggregate of 60,000 shares of Common Stock at an exercise price of $.20 per share in March 2003. The Company issued to the independent directors an aggregate of 135,000 shares of Common Stock at an exercise price of $1.07 in December 2003. The options issued in March 2003 became exercisable in full commencing December 19, 2003, and expire December 19, 2008. As of September 24, 2004, no options have been exercised. The options issued in December 2003 will become exercisable in December 2005. The independent directors are also paid a directors fee of $1,250 per quarter (or $5,000 per year). The Board has determined that three directors are independent under the requirements of Rule 10A-3 under the Securities Exchange Act of 1934. The Board members who were executives of the Company receive no additional compensation in excess of their management remuneration.

Communications with Directors

Stockholders are encouraged to communicate with directors either in person or in writing at any time. Communications are not screened and written communications are passed on to the Board for their review and consideration. Written communications should be sent to the Company at 7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37341

Audit Report

The following Audit Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Audit Report shall not be deemed “soliciting materials,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Audit Committee received from T&B written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, describing all relationships between the auditors and the Company that might bear on the auditors’ independence, and discussed this information with T&B. The Audit Committee also reviewed and discussed with management and with T&B the quality and adequacy of the Company’s internal controls. The Audit Committee also reviewed with T&B and financial management of the Company the audit plans, audit scope and audit procedures. The discussions with T&B also included the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended. The Audit Committee has also considered, and concluded, that the provision of services by T&B described under the captions “Financial Information System Design and Implementation Fees” and “All Other Fees” are compatible with maintaining the independence of T&B.

The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended November 30, 2003 and discussed the audited financial statements with management and with T&B. Based on all of the foregoing reviews and discussions with management and T&B, the Audit Committee recommended included the audited financial statements in the Company’s Annual Report on Form 10-KSB/A for the year ended November 30, 2003.

The Board has engaged T&B to serve as the Company’s auditors for fiscal 2004. Representatives of T&B will be present at the meeting. They will be given the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Committee Charter

The Board has approved and adopted an Audit Committee Charter, which is attached hereto as Exhibit B. In accordance with the Audit Committee Charter, the Audit Committee oversees the accounting, auditing and financial reporting processes of the Company. Prior to the release of quarterly reports in fiscal year 2003, the Audit Committee or a member of the Audit Committee also reviewed and discussed the interim financial information contained therein with T&B.

Audit Fees

The aggregate fees billed for professional services rendered by T&B for the fiscal years ended November 30, 2002 and 2003 were:

Services	Fiscal Year	Amount
Audit Fees (1):	2002 2003	$ $	76,030 65,000
Audit Related Fees (2):	2002 2003	$ $	0 92,803
Tax Fees (3):	2002 2003	$ $	0 0
All Other Fees (4):	2002 2003	$ $	0 8,645

(1)	Audit fees consist of services rendered for the audit of the annual financial statements, including required quarterly reviews, statutory and regulatory filings or engagements and services that generally only the auditor can reasonably be expected to provide.

(2)	Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements or that are traditionally performed by the independent auditor.

(3)	Tax fees are for professional services rendered for tax compliance, tax advice and tax planning.

(4)	All other fees are for services other than those in the previous categories such as permitted corporate finance assistance and permitted advisory services.

The Audit Committee’s pre-approval policies and procedures related to products and services provided by its principal accountants are set forth in the Company’s Audit Committee Charter. In fiscal years 2002 and 2003, the Audit Fees, Audit Related Fees, Tax Fees and All Other Fees were pre-approved by the Audit Committee and the Board.

The foregoing report is submitted by:

Salvatore Geraci                G. Michael Cross

Compensation Committee Report

During fiscal year 2003, the Compensation Committee reviewed and approved the executive employment agreement of Mr. William B. Hensley III and the extension of Mr. Charles L. Thompson’s employment agreement (both as described in the section titled EXECUTIVE COMPENSATION, Executive Employment Agreements, above). The Compensation Committee also reviewed and approve the grants of stock options for 446,500 shares of Common Stock issued to employees.

The foregoing report is submitted by:

Ronald J. Metz                G. Michael Cross

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 20, 2004 the Company entered into a subordinated loan agreement with Next Investors, LLC for $400,000. Next Investors, LLC is comprised of certain members of management and a significant stockholder. The purpose of this loan was to provide working capital to be repaid out of a future equity infusion. The loan has a 4% interest rate and maturity dates of January 2006.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Under federal securities laws, the Company’s directors, executive officers and holders of 10% or more of shares of Common Stock are required to report, within specified monthly due dates, their initial ownership of the Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. Based solely on representations and information provided to the Company by the persons required to make such filings, the Company believes that all filing requirements were complied with during the last fiscal year.

Stockholder Proposals for the 2005 Annual Meeting

Proposals of Stockholders of the Company intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Company at its principal executive offices in accordance with the procedures set forth in the Company’s bylaws. Proposals received in accordance with the procedures set forth in the Company’s bylaws will be included in the Company’s Proxy Statement and Proxy relating to the 2005 Annual Meeting of Stockholders. Only proper proposals which are timely received will be included in the Proxy Statement and Proxy.

Available Information

The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Stockholders may inspect and copy such reports, proxy statements and other information at the Public Reference Section of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC’s regional offices at CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Stockholders may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the SEC, Washington, D.C., at prescribed rates. The SEC maintains a World Wide Web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the SEC through the EDGAR system.

Annual Report on Form 10-KSB/A

A copy of the Company’s Annual Report on Form lO-KSB/A is being mailed with this proxy statement to each stockholder of record.

Exhibit A

AMENDED AND RESTATED

BYLAWS

OF

NEXT, INC.

ARTICLE I

OFFICES

1.1. Registered Office. The principal place of business in Delaware of the Corporation’s registered agent in that state shall be the Corporation’s registered offices.

1.2. Other Offices. The Corporation may also have offices and places of business at such other places, within or without the State of Delaware, as the Board of Directors (the “Board”) may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1. Time and Place. All meetings of stockholders shall be held at such time and place, whether within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2. Annual Meeting. An annual meeting of stockholders shall be held on such date, not less than sixty (60) nor more than one hundred twenty (120) days after the one-year anniversary of the Corporation’s immediately preceding annual meeting, as the Board shall prescribe; provided, that if the annual meeting shall not have been held within such period, then it shall be held on the third Thursday of the fifth month after the one-year anniversary of the Corporation’s preceding annual meeting of stockholders, or if such day be a legal holiday, on the next business day following. At each annual meeting, the stockholders shall elect a Board of Directors and transact such other business as may properly come before the meeting.

2.3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Board, the Chairman of the Board, or President, and shall be called by the Chairman of the Board, President or the Secretary at the request in writing of any one or more stockholders owning not less than twenty-five percent (25%) in amount of the shares of the Corporation issued and outstanding and entitled to vote. Any such request shall state the purpose or purposes of the proposed meeting.

2.4. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by statute, the Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

2.5. Waiver of Notice. Whenever a notice is required to be given by statute, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to such notice. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except where the person is attending for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular meeting of stockholders need be specified in any written waiver of notice.

2.6. Quorum. Except as otherwise provided by law or the Certificate of Incorporation, the holders of a majority of the shares of the Corporation issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be necessary to and shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum which is present to organize a meeting shall not be broken by the subsequent withdrawal of one or more stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than an announcement at the meeting of the place, date and hour of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted at the meeting which might have been transacted at the meeting as originally noticed; provided, that if any meeting if so adjourned for more than thirty (30) days, or if after any such adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjournment shall be given to each stockholder entitled to vote thereat.

2.7. Voting of Shares.

(a) List of Stockholders. The Secretary shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote thereat arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Nothing contained in this section shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this section or to vote in person or by proxy at any meeting of stockholders.

(b) Manner of Voting. At any meeting of the stockholders every stockholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided by law or the Certificate of Incorporation, each stockholder of record shall be entitled to one vote for every share of stock standing in his name on the books of the Corporation as of the record date for determining the stockholders entitled to notice of and to vote at such meeting.

(c) Proxies. Every proxy must be executed in writing by the stockholder or his duly authorized attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof, unless a longer period is provided for in the proxy. Every proxy shall be revocable at the pleasure of the person executing it, or his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by law has been given.

(d) Vote Required. At any meeting of stockholders at which a quorum is present, all elections of directors shall be determined by a plurality vote and all other matters shall be determined by the vote of the holders of a majority of the shares present in person or represented at such meeting and entitled to vote, unless the matter is one which by express provision of statute, the Certificate of Incorporation or these Bylaws a different vote is required, in which case such express provision shall govern and control the determination of such matter.

(e) Inspectors of Election. The Board may appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at any meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

2.8. Advance Notice for Business

(a) Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.8(a) on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.8(a).

(i) In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.8(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the opening of business on the one hundred and twentieth (120th) day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within forty-five (45) days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the one hundred and twentieth (120th) day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the tenth (10th) day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described in this Section 2.8(a).

(ii) To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (F) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii) The foregoing notice requirements of this Section 2.8(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.8(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.8(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.8(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.8(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.8(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(iv) In addition to the provisions of this Section 2.8(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.8(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

2.9. Public Announcement. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.10. Conduct of Meetings. .The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.11. No Action by Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

ARTICLE III

DIRECTORS

3.1. Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of its Board, which may exercise all such powers of the Corporation and do all such lawful acts and things on its behalf as are not, by statute or by the Certificate of Incorporation or by these Bylaws, directed or required to be exercised or done by the stockholders.

3.2. Number and Tenure. The number of directors constituting the whole Board shall be not less than three (3) nor more than ten (10) as may from time to time be determined by resolution of the whole Board or by the stockholders as hereinafter provided. The stockholders, at any meeting, regular or special, convened for the election of directors, shall have power to determine or redetermine the number of directors to be elected within the maximum and minimum limits above specified, and to elect the number of directors as so determined or redetermined. The directors shall have power from time to time, when the stockholders as such are not assembled in a meeting, to increase or decrease their own number, within the maximum and minimum limits above specified from the number previously determined, provided that no such decrease would terminate or shorten the term of office of any director then in office. If the number of directors be at any time increased by action of the Board, the additional directors may be elected by a majority of the directors in office at the time of the increase or if not so elected prior to the next meeting of stockholders convened for the election of directors they shall be elected by the stockholders.

3.3. Election. Directors shall be elected at the annual meeting of the stockholders by a plurality of the votes cast in the election and except as provided in Section 3.5, each director shall be elected to serve until the expiration of the term for which he was elected and thereafter until his successor has been elected and has qualified. Unless otherwise provided in the Certificate of Incorporation, the directors need not be stockholders and need not be residents of the State of Delaware.

3.4. Advance Notice for Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.4 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.4.

(a) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the ninetieth (90th) day nor earlier than the opening of business on the one hundred and twentieth (120th) day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within forty-five (45) days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the one hundred and twentieth (120th) day before the meeting and not later than the later of (x) the close of business on the ninetieth (90th) day before the meeting or (y) the close of business on the tenth (10th) day following the day on which public announcement of the date of the annual meeting was first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting or special meeting commence a new time period for the giving of a stockholder’s notice as described in this Section 3.4.

(b) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.4 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(c) To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(d) No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.4. If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.4, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.4, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(e) In addition to the provisions of this Section 3.4, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

3.5. Resignation and Removal. Any director may resign at any time by written notice to the Corporation. Any director or the whole Board may be removed for cause or without cause by vote of a majority of the stockholders at a special meeting called for that purpose.

3.6. Vacancies. Any vacancy occurring in the Board by reason of the death, resignation, retirement, disqualification or removal from office of any director with or without cause or an increase in the number of directorships, or otherwise, may be filled by a majority of all of the directors then in office, although less than a quorum. Each director elected to fill a vacancy shall serve until the expiration of the term of his predecessor or, if there is no predecessor, until the next succeeding annual meeting of stockholders and thereafter until his successor shall be duly elected and qualified, unless sooner displaced from office by resignation, removal or otherwise. If in the event of any such vacancy, the directors remaining in office shall be unable, by majority vote, to fill such vacancy within ninety (90) days of the occurrence thereof, the Chairman of the Board or President shall call a special meeting of the stockholders at which such vacancy may be filled.

3.7. Interested Directors. To the extent and under the circumstances permitted by law of the State of Delaware, no contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, firm, association or other entity in which one or more of its directors are directors or officers, or are financially interested, shall be either void or voidable for this reason alone, or by reason that such director or directors are present at the meeting of the Board, or of a committee thereof, which authorizes such contract or transaction, or that his or their votes are counted for such purpose. Except as otherwise provided by statute, common or interested directors may be counted in determining the presence of a quorum or at a meeting of the Board, or of a committee, which authorizes any such contract or transaction.

3.8. Compensation. The Board may from time to time fix the compensation of non-employee directors for their services in that capacity. The compensation of a non-employee director may consist of an annual fee or a fee for attendance at each regular or special meeting of the Board of which such director is a member or a combination of fees of both types; provided, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. The Board may also provide for the reimbursement to any director of expenses incurred in attending any meeting of the Board or any committee of the Board of which he is a member. Employees serving as directors do not receive additional compensation.

ARTICLE IV

MEETINGS OF THE BOARD

4.1. Time and Place. The Board of the Corporation may hold meetings, both regular and special, at such time and place, within or without the State of Delaware, as shall be determined in accordance with these Bylaws.

4.2. Annual Meeting. The annual meeting of the Board shall be held for the election of officers and any other business as soon as practicable after the adjournment of the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order to constitute the meeting, provided a quorum shall be present.

4.3. Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined in advance by the Board.

4.4. Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the President, and, at the request of any director, shall be called by the President or the Chairman of the Board. Notice of each special meeting of directors stating the time and place, and, if deemed appropriate by the person or persons by whom or at whose request the meeting is being called, the purpose or purposes thereof, shall be given to each director, in writing and may be delivered personally, by mail, electronic mail, telegram or by facsimile (all as permitted under Delaware law), at least 48 hours before such meeting. The time and place of any special meeting of directors may also be fixed by a duly executed waiver of notice thereof.

4.5. Waiver of Notice. Whenever a notice is required to be given by statute, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to such notice. Attendance of a person at a meeting of directors or any committee of directors shall constitute a waiver of notice of such meeting, except where the person is attending for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular meeting of directors or committee of directors need be specified in any written waiver of notice.

4.6. Quorum. At all meetings of the Board or of any committee of the Board, a majority of the whole Board then in office or a majority of the whole membership of the committee, shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors or members of the committee present at the time of the vote if a quorum is present, shall be the act of the Board or such committee, except as may be otherwise specifically provided by law, or by the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of the Board or any committee of the Board, the members of the Board or any committee of the Board present thereat may adjourn the meeting from time to time, until a quorum shall be present.

4.7. Participation in Meetings by Telephone. Any one or more members of the Board or of any committee of the Board may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

4.8. Consents. Whenever by any provision of law or of the Certificate of Incorporation the vote of the Board or any committee thereof at any meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and the vote of the Board or such committee may be dispensed with, if all of the members of the Board or such committee who would have been entitled to vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken.

ARTICLE V

COMMITTEES OF THE BOARD

5.1. Designation. The Board, by resolution adopted by a majority of the whole Board, may designate from among its members one or more committees each consisting of one or more directors and having such title as the Board may consider to be properly descriptive of its function, each of which, to the extent provided in such resolution, shall have all the authority of the Board in the management of the business and affairs of the Corporation. However, no such committee shall have power or authority in reference to:

(a) amending the Certificate of Incorporation;

(b) adopting an agreement of merger or consolidation;

(c) recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets;

(d) recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

(e) amending these Bylaws; and

(f) unless expressly so provided by resolution of the Board, no such committee shall have power or authority in reference to:

(i) declaring a dividend;

(ii) authorizing the issuance of stock of the Corporation of any class; or

(iii) adopting a certificate of ownership and merger.

A majority of any such committee shall constitute a quorum and may determine its action, and fix the time and place of its meetings unless the Board shall otherwise provide. The Board may designate one or more directors as alternate members of any such committee who may replace any absent member or members of any meeting of such committee.

5.2. Tenure; Reports. Each such committee shall serve at the pleasure of the Board. It shall keep minutes of its meetings and report the same to the Board, and it shall observe such other procedures with respect to its meetings as are prescribed in these Bylaws or, to the extent not prescribed herein, as may be prescribed by the Board in the resolution appointing such committee.

ARTICLE VI

OFFICERS

6.1. Executive Officers. The executive officers of the Corporation shall be a Chairman of the Board, Chief Executive Officer, President and a Secretary. The Corporation may also have a Treasurer and one or more Vice-Presidents, in which case, the Treasurer and each Vice-President shall also be an executive officer. Two (2) or more offices, except those of President and Vice-President and those of President and Secretary, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity. The executive officers of the Corporation shall be elected annually by the Board at its first meeting following the meeting of stockholders at which the Board was elected. At such meeting a chief executive officer shall be elected/appointed.

6.2. Other Officers and Agents. The Board may also elect or may delegate to the President authority to appoint and remove, and to fix the duties, compensation and terms of office of one or more Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, and such other officers and agents as the Board may at any time or from time to time determine to be advisable.

6.3. Tenure; Resignation; Removal; Vacancies. Each officer of the Corporation shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any officer elected or appointed pursuant to Section 6.2 shall have been fixed by the Board or by the President acting under authority delegated to him by the Board, he shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any officer may resign by written notice to the Corporation and may be removed for cause or without cause by the Board or by the President acting under authority delegated to him by the Board pursuant to Section 6.2; provided, that any such removal shall be without prejudice to the rights, if any, of the officer so removed under any employment contract or other agreement with the Corporation. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board or by the President acting under authority delegated to him by the Board pursuant to Section 6.2.

6.4. Compensation. The compensation of all officers of the Corporation shall be fixed by the Board or by the President acting under authority delegated to him by the Board pursuant to Section 6.2.

6.5. Authority and Duties. All officers as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws, or, to the extent not provided, as may be prescribed by the Board or by the President acting under authority delegated to him by the Board pursuant to Section 6.2 of this Article.

6.6. The Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and directors. He shall assist in the strategic development of the Corporation and may act as chief executive officer in the absence of the chief executive officer for an extended period of time. He shall also have such other powers and duties as may be assigned from time to time by the Board.

6.7. The President. The President shall be the chief executive officer of the Corporation. He shall have general and active management and control of the day-to-day business and affairs of the Corporation, including the right to hire and discharge employees other than elective officers. He shall see that all orders and resolutions of the Board are carried into effect and, in connection therewith, shall be authorized to delegate to the other executive officers such of his powers and duties as he may deem advisable. In the absence or disability of the Chairman, he shall preside at all meetings of the stockholders and Board. He shall perform such other duties as the Board or Chairman may from time to time prescribe.

6.8. The Vice-Presidents. The Vice-Presidents, in order of their seniority or in any other order determined by the Board shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall severally assist the President in the management of the business of the Corporation and the implementation of resolutions of the Board, and in the performance of such other duties as the President may from time to time prescribe.

6.9. The Secretary. The Secretary shall attend all meetings of the Board and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committees of the Board when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board, Chairman of the Board or President, under whose supervision he shall act. He shall keep in safe custody the certificate books and stockholder records and such other books and records as the Board may direct and shall perform all other duties incident to the office of Secretary.

6.10. The Assistant Secretaries. The Assistant Secretaries, if any, in order of their seniority or in any other order determined by the Board shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board or the Secretary may from time to time prescribe.

6.11. The Treasurer. The Treasurer shall have the care and custody of the corporate funds, and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board, the Treasurer shall give the Corporation a bond for such term, in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

6.12. The Assistant Treasurers. The Assistant Treasurers if any, in the order of their seniority or in any other order determined by the Board, shall in the absence or disability of the Treasurer, perform the duties and exercise the power of the Treasurer and shall perform such other duties as the Board or the Treasurer shall prescribe.

ARTICLE VII

STOCK CERTIFICATES

7.1. Form and Signature of Stock Certificates. The certificates for stock of the Corporation shall be in such form as shall be determined by the Board, and shall be numbered consecutively and entered in the books of the Corporation as they are issued. Each certificate shall exhibit the registered holder’s name and number and class of shares of stock, and shall be signed by the President or, in his absence, the Chairman of the Board and the Treasurer or, in his absence, the Secretary. Where any such certificate is countersigned by a transfer agent or registered by a registrar, the signature of any such officer may be a facsimile signature. In case any one or more of the officers who have signed, or whose facsimile signature or signatures were placed on any such certificate shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate is issued and delivered, it may nevertheless be issued and delivered by the Corporation with the same effect as if such officer or officers had continued in office.

7.2. Lost Certificates. The Board may direct that a new stock certificate or certificates be issued in place of any certificate or certificates theretofore issued by the Corporation which have been mutilated or which are alleged to have been lost, stolen or destroyed, upon presentation of each such mutilated certificate or upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

7.3. Registration of Transfer. Upon surrender to the Corporation or any transfer agent of the Corporation of a certificate for stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue or cause its transfer agent to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

7.4. Registered Stockholders. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of stock to receive dividends or other distributions, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of stock, and shall not be bound to recognize any equitable or legal claim to or interest in such stock on the part of any other person.

7.5. Record Date. For the purpose of determining the stockholders entitled to notice of, or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or to receive notice that any such corporate action was taken without a meeting or for the purpose of determining the stockholders entitled to receive payment of any dividend or the allotment of any rights, or to exercise any rights in respect of any conversion or exchange of stock or for the purpose of any other lawful action affecting the interests of stockholders, the Board may fix, in advance, a date as the record date for any such determination of stockholders. Such date shall be not be more than sixty (60) nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such other actions. If no record date is fixed, (1) the record date for determining the stockholders entitled to notice of or to vote at a meeting shall be at the close of business on the day next preceding the date on which notice is given, or, if no notice is given, on the day next preceding the day on which the meeting is held; (2) the record date for determining the stockholders entitled to express written consent to the taking of any corporate action without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any purpose other than those specified in (1) and (2) shall be the close of business on the day on which the resolution of the Board relating thereto is adopted.

ARTICLE VIII

INDEMNIFICATION

8.1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.

8.2. Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, a Covered Person shall also have the right to be paid by the Corporation the expenses (including, without limitation, attorneys’ fees) incurred in defending, testifying, or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law (“DGCL”) requires, an advancement of expenses incurred by a Covered Person in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Covered Person, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such Covered Person is not entitled to be indemnified for such expenses under this Article VIII or otherwise.

8.3. Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within sixty (60) days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Covered Person may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Covered Person shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, shall be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

8.4. Non-Exclusivity of Rights. The rights provided to Covered Persons pursuant to Article VIII shall not be exclusive of any other right which any Covered Person may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

8.5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

8.6. Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Covered Persons. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Covered Persons under this Article VIII.

8.7. Amendments. Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Covered Persons on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

8.8. Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.

8.9. Contract Rights. The rights provided to Covered Persons pursuant to this Article VIII shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Covered Person’s heirs, executors and administrators.

8.10. Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX

GENERAL PROVISIONS

9.1. Dividends and Distributions. Subject to all applicable requirements of law and to any applicable provisions of the Certificate of Incorporation, these Bylaws and any indenture or other agreement to which the Corporation is a party or by which it is bound, the Board may declare to be payable, in cash, in other property or in shares of the Corporation’s stock of any class or series, such dividends and distributions upon or in respect of outstanding stock of the Corporation of any class or series as the Board may at any time or from time to time deem to be advisable. Before declaring any such dividend or distribution, the Board may cause to be set aside, out of any funds or other property or assets of the Corporation legally available for the payment of dividends or distributions, such sum or sums as the Board, in the absolute discretion of its members, may consider to be proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board may deem conducive to the interest of the Corporation, and the Board may modify or abolish any such reserve in the manner in which it was created.

9.2. Checks, Notes, etc. All checks or other orders for payment of money and notes or other instrument evidencing indebtedness or obligations of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

9.3. Fiscal Year. The fiscal year of the Corporation shall be fixed and may from time to time be changed by resolution of the Board.

9.4. Seal. The Corporation shall not have a seal.

9.5. Securities of other Corporations; Acting as General Partner. Unless otherwise ordered by the Board, the Chairman of the Board or President shall have full power and authority on behalf of the Corporation: (i) to attend and to act and to vote, or to execute proxies to vote, at any meetings of stockholders of any corporation in which the Corporation may hold stock, and at any such meeting shall possess and may exercise, in person or by proxy, any and all rights, powers and privileges incident to the ownership of such stock; and (ii) to exercise all rights of the general partner in any partnership of which the Corporation shall be a general partner. The Board may, by resolution, from time to time, confer like powers upon any other person or persons.

9.6. Power to Amend. These Bylaws may be amended or repealed, and new bylaws may be adopted, by vote of the stockholders entitled at the time to vote for the election of directors or by resolution adopted by a majority of the whole Board at any regular or special meeting; provided, however, that any bylaw or amendment to the bylaws so adopted by the Board may be amended or repealed, and any bylaw so repealed by the Board may be reinstated, by vote of the stockholders entitled at the time to vote for the election of directors, in which case the Board shall not thereafter take action with respect to the bylaws which is inconsistent with the action so taken by such stockholders; and provided further, that the Board shall not have power to amend or repeal any existing bylaw, or to adopt any new bylaw containing provisions inconsistent with any existing bylaw, which by its terms may be amended or repealed only by the stockholders.

9.7. Exchange Act Compliance. To the extent that any provision of these Bylaw of the Corporation at any time contradicts any provision of the Exchange Act or the rules or regulations promulgated thereunder, such provision of these Bylaws shall be deemed automatically amended (without obtaining the consent or approval from the Board or the stockholders of the Corporation) to conform to such provisions of the Exchange Act or the rules or regulations promulgated thereunder.

Exhibit B

NEXT, INC.

AUDIT COMMITTEE CHARTER

1. Purpose

(a) General. The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board of Directors” or the “Board”) of Next, Inc. (the “Company”). The purpose of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (i) the integrity of the Company’s financial statements, (ii) the adequacy of the Company’s systems of internal controls, and (iii) the independence and performance of the Company’s independent accountants.

(b) Scope. The Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and condition, or the responsibilities of the independent accountants relating to the audit or review of financial statements. The Committee’s scope of responsibility spans all divisions and subsidiaries of the Company and encompasses all business operations and activities engaged in by the Company.

2. Audit Committee Member Independence.

(a) Committee Composition. The Audit Committee shall be comprised of not less than two members, appointed by the Board, each of whom will be:

(i) independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of the National Association of Securities Dealers, Inc. (“NASD”); and

(ii) barred from accepting any consulting, advisory or other compensatory fee from the Company or affiliate of the Company, other than in the member’s capacity as a member of the Board of Directors and any Board committee.

(b) Tenure. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

(c) Qualification.

(i) All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

(ii) At least one member of the Committee shall be a “financial expert,” which is a person who:

(A) has an understanding of generally accepted accounting principles (“GAAP”) and financial statements;

(B) has the ability to assess the general application of such principles in connection with the accounting estimates for estimates, accruals and reserves;

(C) has experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(D) has an understanding of internal controls and procedures for financial reporting;

(E) has an understanding of audit committee functions; and

(F) otherwise meets the qualifications of a “financial expert” as set forth in rules and regulations of the Securities and Exchange Commission (“SEC”) and the NASD.

(iii) The financial expert must have acquired the attributes set forth in subsection (ii) above through any one or more of the following:

(A) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(B) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(C) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(D) other relevant experience.

3. Responsibilities and Duties. To fulfill its responsibilities and duties, the Committee shall:

(a) Audit Committee Charter. Review annually the Audit Committee Charter for adequacy and recommend any changes to the Board.

(b) Accounting Policies. Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with GAAP.

(c) Other Policies. Review the financial, investment and risk management policies followed by the Company in operating its business activities.

(d) Company Filings. Review the Company’s annual audited financial statements, quarterly financial statements, related disclosures, including the management discussion and analysis portion of the Company’s filings, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, including (i) the quality as well as acceptability of the accounting principles applied in the financial statements, and (ii) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

(e) Internal Controls. The Committee shall evaluate and report to the Board regarding the adequacy of the Company’s internal and disclosure controls. In particular, the Committee shall:

(i) Evaluate whether management sets the appropriate tone concerning controls and safeguarding of Company assets.

(ii) Ensure that the independent accountants are aware that the Committee is to be informed of all control problems identified.

(iii) Review, at least annually, the then current and future programs of the Company’s internal audit department, including the procedures for assuring implementation of accepted recommendations made by the auditors, and review the significant matters contained in the internal audit department reports.

(iv) Review any changes in the planned scope of the internal audit plan.

(v) Review with the Company’s legal counsel all matters that may have a material impact on the financial statements.

(vi) Review the effectiveness of systems for monitoring compliance with laws and regulations relating to financial reporting, including any issues that might implicate Section 10A of the Securities Exchange Act of 1934.

(vii) Receive periodic updates from management, legal counsel and the independent accountants concerning financial compliance with laws and regulations.

(viii) Review any management letters or internal control reports prepared by the independent accountants or the Company’s internal auditors and responses to prior management letters, and review with the independent accountants the Company’s internal financial controls, including the budget and staffing.

(f) Relationship with Independent Accountants. The Committee shall:

(i) Interview, evaluate, and select, replace, or nominate for reappointment the Company’s independent accountants.

(ii) Ensure receipt from independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard No. 1.

(iii) Actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants in fact or in appearance.

(iv) Take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

(v) Review the scope and plan for the internal and independent audits with the independent accountants.

(vi) Pre-approve all permitted non-audit services to be provided to the Company by the independent accountants, except for certain de minimus services as defined in the Sarbanes-Oxley Act of 2002.

(vii) Be responsible for the oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting). The independent accountants shall report directly to the Committee.

(g) Financial Information Review. For each of the first three fiscal quarters and at year end, at a Committee meeting review with management the financial results, the proposed earnings press release and formal guidance which the Company may plan to offer and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

(h) Financial Statements. Review management’s analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act.

(i) Review. Following completion of the annual audit, review separately with the independent accountants and management any significant difficulties encountered during the course of the audit.

(j) Advisors. Engage and determine funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its functions hereunder.

(k) Reports to the Board. Report to the Board on a regular basis on the major events covered by the Audit Committee and make recommendations to the Board and management concerning these matters.

(l) Compliance. Perform any other activities consistent with this charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company’s legal and regulatory compliance.

(m) Transactions. Approve all transactions between the Company and related parties, as defined by applicable SEC and NASD rules and regulations.

(n) Procedures. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4. Audit Committee Meetings.

(a) Meetings. The Committee will meet on a regular basis at least four times each year. Any member of the Committee may call special meetings as the circumstances may require. The timing of the meetings shall be determined by the Committee. However, the Committee will meet at any time that the independent accountants believe communication to the Committee is required. At each regular meeting the Committee will meet separately with representatives of the independent accountants and management.

(b) Quorum. At all Audit Committee meetings a majority of the total number of members shall constitute a quorum. A majority of the members of the Committee shall be empowered to act on behalf of the Committee.

(c) Other Duties. The Committee shall also:

(i) maintain minutes or other records of meetings and activities of the Audit Committee;

(ii) issue a report on the annual financial statements of the Company, which shall be included in the Company’s proxy statement, which shall include:

(A) disclosure that the Committee has reviewed and discussed the audited financial statements with management and discussed the matters required by the Statements on Auditing Standards 61 with the Company’s independent auditors; and

(B) whether the Committee has reviewed the written disclosures and the letters from the independent auditors required by Independence Standards Board No. 1 and has discussed independence issues with the auditors;

(iii) perform an evaluation at least annually to determine whether the Committee is functioning effectively; and

(iv) have the authority to investigate and perform any other activities considered necessary, desirable or helpful to achieve the previously stated objectives and fulfill its responsibilities to the Board of Directors in the accomplishment of the Company’s mission and goals.

5. Audit Committee Resources. The Committee has access to, and the assistance of, the Company’s personnel, including without limitation, internal auditors, independent auditors and all records of the Company. The Committee at its discretion may conduct private sessions with individual parties and experts to be advised if there are any areas that require its special attention. The Committee may, if the circumstances require, retain independent counsel or other professional advisors to assist in carrying out its responsibilities.

6. Definitions.

(a) “affiliate” of, or a person “affiliated” with, a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified; provided, however, that a person who is not an executive officer, director or ten percent stockholder of an issuer is not an affiliated person.

(b) “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

ANNUAL MEETING OF STOCKHOLDERS OF

NEXT, INC.

October 26, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 1 THROUGH 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN

1.          To elect the four (4) nominees listed below, each to serve as directors of the Company for a one-year term, expiring at the 2005 Annual Meeting of Stockholders, or until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

		2. To ratify the appointment of Tauber & Balser, P.C. as independent auditors for the fiscal year ending November 30, 2004.	☐	☐	☐
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	¡ G. Michael Cross ¡ Salvatore Geraci ¡ William B. Hensley III ¡ Ronald J. Metz	3. To authorize the reservation of one million (1,000,000) shares of common stock of the Company to be issued under the Company’s 2002 Stock Option Plan.	☐	☐	☐
		4. To adopt the Amended and Restated Bylaws of the Company.	☐	☐	☐

This proxy will be voted as directed, but if direction to the contrary is not indicated, it will be voted FOR the Proposals.

Discretionary authority is hereby conferred as to all other matters which may come before the Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●		PLEASE RETURN THIS PROXY TO REACH THE COMPANY NO LATER THAN OCTOBER 25, 2004

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NEXT, INC.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 26, 2004

The undersigned stockholder of Next, Inc. (the “Company”) hereby appoints William B. Hensley III as proxy, with full power of substitution, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at The Hilton Garden Inn located at 2342 Shallowford Village Drive, Chattanooga, Tennessee 37421 on Tuesday, October 26, 2004, at 10:30 a.m. local time, and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)